Exhibit 99.1

NAREIT CONFERENCE Seizing the Opportunity June 2008

2 Forward-Looking Statement When used in this presentation, the word "believes," "expects," "estimates" and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially. In particular, among the factors that could cause actual results to differ materially are continued qualification as a real estate investment trust, general business and economic conditions, competition, increases in real estate construction costs, interest rates, accessibility of debt and equity capital markets and other risks inherent in the real estate business including tenant defaults, potential liability relating to environmental matters and liquidity of real estate investments. Readers are advised to refer to Duke's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on February 29, 2008 for additional information concerning these risks.

Seizing the Opportunity Where we are now Where we are going Growth drivers Looking forward 3

Where Are We Now Where Are We Going Investment Concentration by Region 4 2007 2010

Where Are We Now Where Are We Going Investment Concentration by Product Type 5 2007 2010

Growth Drivers Leverage existing customer relationships Expand healthcare brand nationally Capture key port positions and enhance logistics presence Build sustainable buildings Expand capital sources through funds and joint ventures 6

Growth Driver: Leverage Existing Customer Relationships 7

Leverage Existing Customer Relationships Top 20 customers provide 15% of rent Largest Tenants Industry # of Leases % Sq Ft % Rent Schneider National Distribution/Warehousing 13 2.2% 1.2% Northrop Grumman/TASC Aerospace/Defense 8 0.5% 1.1% Nationwide Mutual Insurance 12 0.7% 1.1% AT&T Communication 16 0.5% 1.0% PPD Pharmaco Inc. Healthcare 14 0.4% 1.0% General Services Admin Government 14 0.3% 0.8% Alcatel USA Communication 4 0.4% 0.8% Pearson Education Educational Services 7 1.0% 0.8% Lenovo (US) Inc. Computer Hardware Dev. 4 0.4% 0.7% CitiGroup Financial Services 15 0.4% 0.7% Express Scripts, Inc. Healthcare Services 7 0.4% 0.7% Wal-Mart Stores General Merchandise 3 1.1% 0.7% Systems Planning & Analysis Engineering/Management 7 0.2% 0.6% Scitor Corporation Consulting Services 2 0.2% 0.6% Central States Pension Fund Distribution/Warehousing 2 0.2% 0.6% Qwest Communications Communication 5 0.3% 0.6% State Farm Insurance Insurance 17 0.3% 0.6% Tekelek Communication 4 0.3% 0.6% Anheuser-Busch Food& Kindred Products 10 0.3% 0.6% Eveready Battery Co. Distribution/Printing Products 2 0.2% 0.6% 10.2% 15.1%

Leverage Existing Customer Relationships amazon.com distribution leases AllPoints at Anson - Bldg 1 Indianapolis 630,000 square feet Buckeye Logistics Center Phoenix 605,000 square feet Goodyear Building 2 Phoenix 513,000 square feet 9

Leverage Existing Customer Relationships Unilever built-to-suit projects Jacksonville, FL 772,000 square feet Completion date: Sept 2008 Wilmer, TX 822,000 square feet Completion date: Oct 2008 10

The Aging of America 11

The Aging of America 12

The Aging of America 13

The Aging of America Demand for outpatient services is expected to increase 16%/year over next 10 years. Number of specialty hospitals in U.S. has tripled since 1997. Changes in Medicare reimbursement rules are motivating hospitals to move long-term acute care services outside the main facility. Value of new healthcare construction expected to increase 13% in 2008, to $53.8 billion from $46.8 billion in 2007. 14

Growth Driver: Expand Healthcare Brand Nationally 15

Expand Healthcare Brand Nationally Baylor Administrative Office Building Dallas, TX 81,000 square feet Completion date: July 2009

Expand Healthcare Brand Nationally Morrisville Medical Office Building - Duke University Raleigh, NC 20,000 square feet Completion date: July 2008

BremnerDuke's clients include 7 of the top 10 healthcare systems in the United States. . . .. . . and 3 of the top university medical centers in the nation. 18

Growth Driver: Capture Key Port Positions and Enhance Logistics Presence 19

Shifting Patterns in Ports and Logistics Over 50% of goods consumed in U.S. are imported, compared to 10% in 1963. Chronic delays at West Coast ports are driving demand to East Coast ports and distribution centers. Intermodal rail network has altered the distribution geography of the U.S. 20

Capture Key Port Positions and Build Logistics Business Port of Savannah U.S. Ranking: 4th largest TEUs: 2.6 million Duke's Market Position Distance from Port: 1 mile Square Feet: 5.4 million 21

Capture Key Port Positions and Build Logistics Business 22 Port of Houston U.S. Ranking: 10th largest TEUs: 1.8 million Duke's Market Position Distance from Port: 1 mile Square Feet: 172,000 Planned Square Feet: 3.1 million

Capture Key Port Positions and Build Logistics Business 23 Port of Baltimore U.S. Ranking: 20th largest TEUs: 610,000 Duke's Market Position Distance from Port: 0.5 miles Square Feet: 460,000 Planned Square Feet: 3.1 million

Capture Key Port Positions and Build Logistics Business 24 Port of New York/New Jersey U.S. Ranking: 3rd largest TEUs: 5.3 million Duke's Market Position Former GM plant, Linden, NJ Distance from Port: 6.5 miles Planned Square Feet: 1.5 million

Capture Key Port Positions and Build Logistics Business 25 Port of Virginia Norfolk and Suffolk, VA U.S. Ranking: 7th largest TEUs: 2.1 million Duke's Market Position Distance from Port: 6 miles Square Feet: 466,000

Capture Key Port Positions and Build Logistics Business 26 Rickenbacker Global Logistics Park Groveport Commerce Center Columbus, OH Duke's Market Position Square Feet: 936,000 Planned Square Feet: 21 million

Capture Key Port Positions and Build Logistics Business Need Port of Dallas Intermodal Aerial w/ callouts Photo Courtesy: Union Pacific 27 Dallas Intermodal Located along I-45 12 miles from Downtown Union Pacific Terminal Duke's Market Position Square Feet: 626,000 Planned Square Feet: 1.6 million

Growth Driver: Build Sustainable Buildings 28

Sustainability These Duke clients - and many others - demand sustainable development and advocate it as a sound business practice 29

Sustainability Position Statement Duke's commitment to sustainability is based on creating corporate practices that balance continuous improvement in economic, environmental, and community performance. By doing so, we will enhance shareholder value, implement innovative development solutions, and make a difference in the communities we serve. 30

Build Sustainable Buildings Norman Pointe II - Minneapolis, MN HealthNow, Blue Cross/Blue Shield - Buffalo, NY 31

Build Sustainable Buildings Research Triangle Institute - Raleigh, NC Time Warner Cable - Raleigh, NC 32

Build Sustainable Buildings Dual-funding model for new properties Internal initiatives for existing buildings Wilder Foundation - St. Paul, MN Brownfield redevelopment - Linden, NJ 33

Build Sustainable Buildings 34

Growth Driver: Expand Capital Sources Through Funds and Joint Ventures 35

Expand Capital Sources Through Funds and Joint Ventures Capital recycling May 2008 joint venture: CBRE Realty Trust $250 million Up to $800 million Built-for-sale portfolio $1 billion JVs and takeout funds for: Existing assets Assets to be built 36

37 Ownership: An LLC owned 80% by CBRE Realty Trust and 20% by Duke Target Size: $600-$800 million of total assets Investment Period: Three years Term of Venture: Ten years Property Type: Single tenant bulk industrial in excess of 200,000 square feet with lease term 7+ years Leverage: Up to 65% Promotes: Duke will receive promotes if agreed upon IRRs are achieved Fees to Sponsor: Property management, leasing, construction & asset management Bulk Industrial Takeout Joint Venture

38 Size (sf) Lease Commencement Tenant Lease Term (yrs.) Buckeye Logistics Center - Phoenix, AZ 605,000 In-Service amazon.com 10.75 AllPoints Anson Building 1 - Indianapolis, IN 630,000 June 2008 amazon.com 10.0 Unilever Distribution Center - Jacksonville, FL 772,000 Sept. 2008 Conopco (Unilever US, Inc.) 10.0 Unilever Distribution Center - Dallas, TX 822,000 Oct. 2008 Conopco (Unilever US, Inc.) 10.0 AllPoints Midwest Bldg. 1 - Indianapolis, IN 1,200,000 Oct. 2008 Prime Distribution Services 11.25 Kellogg Distribution Center - Columbus, OH 1,142,000 Dec. 2008 Kellogg (Kellogg Company) 10.25 TOTAL 5,171,000 Bulk Industrial Takeout Joint Venture

39 Development Pipeline (as of March 31, 2008)

40 Development Pipeline Funding Analysis

Looking Forward: Sustained Earnings Growth Growth Drivers Results Leverage existing customer relationships Predictable, efficient growth patterns Build healthcare brand nationally Maintain focus on healthcare development Capture key port positions and enhance logistics presence Maintain focus on ports and logistics development Build sustainable buildings Meet demands of customers' green initiatives with profitable results Expand capital sources through funds and joint ventures Cost-effective sources of funds for growth 41

Appendix 42

2008 Range of Estimates - Original (In thousands) Pessimistic Optimistic Average Occupancy (12/07 in-service) 90.0% 92.0% Average Commencement Occupancy (Total in-service) 87.0% 89.0% Same Property Growth 1.0% 3.0% Lease Buy-outs $17,000 $22,000 Projected Starts Held for rental 600,000 800,000 Held for sale 500,000 700,000 Third-party 150,000 200,000 Third-party construction fees 25,000 30,000 Tenant finish 240,000 270,000 Gain on held for sale properties (after-tax) 50,000 60,000 Gain on land sales 15,000 30,000 G&A 39,000 34,000 Acquisitions 100,000 200,000 Held for rental dispositions 700,000 900,000 Held for sale dispositions 400,000 500,000 FAD Payout Ratio 90.0% 85.0% 43

2008 Range of Estimates - UPDATED (In thousands) Pessimistic Optimistic Average Occupancy (12/07 in-service) 90.0% 92.0% Average Commencement Occupancy (Total in-service) 87.0% 89.0% Same Property Growth 1.0% 3.0% Lease Buy-outs $17,000 $22,000 Projected Starts Held for rental 425,000 550,000 Held for sale 325,000 450,000 Third-party 150,000 200,000 Third-party construction fees 25,000 30,000 Tenant finish 240,000 270,000 Gain on held for sale properties (after-tax) 43,000 53,000 Gain on land sales 15,000 30,000 G&A 39,000 34,000 Acquisitions 100,000 200,000 Held for rental dispositions 200,000 350,000 Held for sale dispositions 400,000 500,000 FAD Payout Ratio 90.0% 85.0% 44